SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2012

ZAGG Inc
(Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah
(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Departure of Director and Officer; Appointment of New Chairperson of Board, Officer

On August 17, 2012, the Board of Directors of ZAGG Inc (the “Registrant”), accepted the resignation of Robert G. Pedersen II as Chairman and Chief Executive Officer of the Registrant, as well as from any and all other roles or positions within the Registrant and as an officer, director, employee or any and all other roles or positions within any subsidiary or affiliate of the Company, except that Mr. Pedersen will continue to serve as the Chairman of Board  of HzO, Inc.  The Registrant’s Board of Directors has appointed Cheryl Larabee as the new Chairperson of the Board, and Randy Hales as the interim Chief Executive Officer of the Registrant.

Prior to his resignation, Mr. Pedersen had not served on any committees of the Board of Directors of the Registrant.

The following information is incorporated by reference herein from the Registrant’s Definitive Proxy Statement, filed with the Commission on April 27, 2012:  information regarding Mr. Pedersen’s background and business experience under the caption “Composition of the Board;” and related party transactions involving Mr. Pedersen under the caption “Certain Relationships and Related Transactions, and Director Independence.”

In connection with his resignation, the Registrant and Mr. Pedersen entered into a preliminary agreement relating to the terms of Mr. Pedersen’s departure from the Registrant, including the following:

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Consulting Agreement – The Registrant and Mr. Pedersen plan to enter into a one-year consulting agreement, pursuant to which Mr. Pedersen will provide consulting services related to the current and historical finances and operations of the Registrant; relationships with investors, customers and vendors; product development; marketing and distribution; representing the Registrant at public appearances; participation in Registrant meetings as an independent contractor on projects and matters; and serve as the Chairman of Board  of HzO, Inc..  For these services, the Registrant will pay compensation in an amount to be determined.

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Separation and Release Agreement – The Registrant and Mr. Pedersen also plan to enter into a form of separation and release agreement, pursuant to which certain of Mr. Pedersen’s unvested options would accelerate and vest on August 16, 2013; certain personal property items would be transferred to Mr. Pedersen; and Mr. Pedersen would continue to abide by his duties and obligations contained in his Employee Non-Disclosure and Invention Assignment Agreement.

The Registrant will disclose the definitive versions of the Consulting Agreement and the Separation and Release Agreement once they have been executed.  The descriptions of such documents in this Current Report are subject to and qualified by the disclosures relating to the final definitive agreements.

The Registrant has provided a copy of this Report to Mr. Pedersen for his review and consideration prior to its filing with the Commission, and provided him with the opportunity to furnish to the Registrant a letter stating whether he agrees with the statements made herein.  Mr. Pedersen received the report and has advised the Registrant that he will not provide a letter in response.

Appointment of New Chairperson, Officer

As noted above, the Board of Directors has appointed Cheryl Larabee to serve as the new Chairperson of the Board of Directors.  Prior to her appointment as Chairperson, Ms. Larabee was serving as Chair of the Audit Committee; a Member of Nominating and Corporate Governance Committee; and a Member of Compensation and Stock Option Committee.  It is anticipated that she will continue to hold such positions following her appointment as Chairperson.

The following information is incorporated by reference herein from the Registrant’s Definitive Proxy Statement, filed with the Commission on April 27, 2012:  information regarding Ms. Larabee’s background and business experience under the caption “Composition of the Board;” information regarding her service on committees of the board under the caption “Meetings and Committees of the Board;” and compensation she has received as a director under the caption “Director Compensation.”

Additionally, the Board of Directors appointed Randall L. Hales, the Registrant’s current President and COO, as the interim Chief Executive Officer.  While Mr. Hales serves as interim CEO his salary shall be increased from $500,000 per annum to $600,000 per annum.

The following information is incorporated by reference herein from the Registrant’s Definitive Proxy Statement, filed with the Commission on April 27, 2012:  information regarding Mr. Hales’s background and business experience under the caption “Composition of the Board;” and information regarding his compensation, including his employment agreement, under the caption “Executive Compensation.”

Item 8.01	Other Events

Policy regarding holding Company securities in Executive and Directors margin accounts

On August 16, 2012, the Board of Directors of the Registrant adopted a policy (the “Policy”) relating to short-term or speculative transactions in the Registrant’s securities by directors, officers, and 10% holders of the Registrant’s securities.  Specifically, the policy states that such individuals are prohibited from engaging in short-term or speculative transactions involving the Registrant’s securities, such as publicly traded options, short sales, puts, and calls, hedging transactions and holding the Registrant’s securities in a margin account.

A copy of the Policy is attached hereto as Exhibit 99.1.

Press release regarding change in Directors and Officers

On August 17, 2012, the Registrant issued a press release relating to the above-listed changes in its directors and officers.  A copy of the press release is filed as Exhibit 99.2 hereto.

The information furnished under Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Policy on Short-Term or Speculative Transactions

99.2	Press Release Dated August 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG Inc

/s/ BRANDON T. O’BRIEN
Brandon T. O’Brien
Chief Financial Officer
Date: August 20, 2012

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